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                                                                    EXHIBIT 10.6

                              EQUITY INCENTIVE PLAN

                                       OF

                                MANOR CARE, INC.

                    NON-QUALIFIED STOCK OPTION AGREEMENT (O)

      THIS AGREEMENT, dated as of __________, is made by and between MANOR CARE, INC., a Delaware corporation hereinafter referred to as "Company", and _____________, an employee of the Company or a Subsidiary of the Company, hereinafter referred to as "Optionee":

      WHEREAS, the Company has established the Equity Incentive Plan of Manor Care, Inc. (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

      WHEREAS, Article IV of the Plan provides for the grant of options to purchase common stock of the Company, par value $.01 per share; and

      WHEREAS, the Compensation Committee of the Company's Board of Directors (hereinafter referred to as the "Committee"), has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the non-qualified option provided for herein to the Optionee as an inducement to remain in the service of the Company or any of its Subsidiaries (each as defined hereunder) and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

SECTION 1.1 - ADDITIONAL OPTION

      "Additional Option" shall mean an Option granted to the Optionee to purchase a number

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of shares of Common Stock equal to the number of shares of Common Stock tendered or relinquished by the Optionee in payment of the exercise price upon exercise of an Option and/or the number of shares of Common Stock tendered or relinquished in payment of the amount to be withheld under applicable federal, state or local income tax laws in connection with the exercise of an Option as described in Article VI hereof.

SECTION 1.2 - BOARD

      "Board" shall mean the Board of Directors of the Company.

SECTION 1.3 - CODE

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 - COMMON STOCK

      "Common Stock" shall mean the Company's common stock, $.01 par value.

SECTION 1.5 - COMPANY

      "Company" shall mean Manor Care, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, the Options and Incentive Stock Options (as defined in Sections 1.21 and
1.19 of the Plan, respectively) outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.6 - EXCHANGE ACT

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.7 - FAIR MARKET VALUE

      "Fair Market Value" of a share of Common Stock as of a given date shall be: (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system, or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the fair market value established by the Committee acting in good faith.

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SECTION 1.8 - OFFICER

      "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.9 - OPTION

      "Option" shall mean the Non-Qualified Option (as defined in Section 1.20 of the Plan) to purchase Common Stock as granted under this Agreement.

SECTION 1.10 - PLAN

      "Plan" shall mean the Equity Incentive Plan of Manor Care, Inc., as further amended from time to time.

SECTION 1.11 - RULE 16B-3

      "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended in the future.

SECTION 1.12 - SECRETARY

      "Secretary" shall mean the Secretary of the Company.

SECTION 1.13 - SECURITIES ACT

      "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.14 - SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

SECTION 1.15 - TERMINATION OF EMPLOYMENT

      "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) a termination where there is a simultaneous reemployment or continuing employment of the Optionee by the Company or any Subsidiary, (b) at the discretion of the Committee, a termination which results in a temporary

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severance of the employee-employer relationship, and (c) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the Optionee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

                                   ARTICLE II

                                 GRANT OF OPTION

SECTION 2.1 - GRANT OF OPTION

      In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, on the date hereof the Company irrevocably grants to the Optionee the option to purchase any part or all of an aggregate of ____ shares of Common Stock upon the terms and conditions set forth in this Agreement.

SECTION 2.2 - PURCHASE PRICE

      The purchase price of the shares of Common Stock covered by the Option shall be $____ per share without commission or other charge.

SECTION 2.3 - CONSIDERATION TO COMPANY

      In consideration of the granting of this Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe, for a period of at least one year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause.

SECTION 2.4 - ADJUSTMENTS IN OPTION

      In the event that the outstanding shares of Common Stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, or the number of shares is increased or decreased by reason of a stock split up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of

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consideration") the Committee shall make appropriate adjustments in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

SECTION 3.1 - COMMENCEMENT OF EXERCISABILITY

            (a) Except as provided in Section 3.4, no Option may be exercised in whole or in part during the three years after such Option is granted. Thereafter, the Option shall be fully exercisable.

            (b) Except as provided in Section 3.4, no portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

SECTION 3.2 - DURATION OF EXERCISABILITY

      Once the Option becomes exercisable pursuant to Section 3.1, the Option shall remain exercisable until it becomes unexercisable under Section 3.3.

SECTION 3.3 - EXPIRATION OF OPTION

      The Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (a) The expiration of ten years and one day from the date the Option was granted; or

            (b) The time of the Optionee's Termination of Employment unless such Termination of Employment results from his normal retirement or total disability (each as determined by the Committee in accordance with Company policies), early retirement with the consent of the Committee or death or his being discharged not for good cause; or

            (c) The expiration of three months from the date of the Optionee's Termination of Employment by reason of his normal retirement (as determined by the Committee in accordance

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with Company policies), early retirement with the consent of the Committee, or his being discharged not for good cause, unless the Optionee dies within said three-month period; or

            (d) The expiration of one year from the date of the Optionee's Termination of Employment by reason of his total disability; or

            (e) The expiration of one year from the date of the Optionee's death; or

            (f) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or more than 50% of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Committee waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Committee shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 3.3.

SECTION 3.4 - ACCELERATION OF EXERCISABILITY

            (a) In the event of a Termination of Employment resulting from an Optionee's normal retirement or total disability (each as determined by the Committee in accordance with Company policies), death or early retirement with the consent of Committee, the Option shall be exercisable as to all shares covered hereby, notwithstanding that this Option may not have become fully exercisable under Section 3.1; or

            (b) In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or more than 50% of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee shall then provide by resolution, adopted prior to such event and incorporated in the notice referred to in Section 3.3(f), that at some time prior to the effective date of such event this Option shall be exercisable as to all the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1; provided, however, that this acceleration of exercisability shall not take place if:

                  (i) This Option becomes unexercisable under Section 3.3 prior to said effective date; or

                  (ii) In connection with such an event, provision is made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation; and

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provided, further, that nothing in this Section 3.4 shall make this Option exercisable if it is otherwise unexercisable by reason of Section 5.6.

      The Committee may make such determinations and adopt such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction.

                                   ARTICLE IV

                               EXERCISE OF OPTION

SECTION 4.1 - PERSON ELIGIBLE TO EXERCISE

      During the lifetime of the Optionee, only he may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under
Section 3.3, be exercised by his representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

SECTION 4.2 - PARTIAL EXERCISE

      At any time and from time to time prior to the time when the Option or exercisable portion thereof becomes unexercisable under this Agreement, such Option or portion thereof may be exercised in whole or in part, provided, however, that the Company shall not be required to issue fractional shares and any partial exercise of the Option shall be with respect to no less than twenty-five (25) shares (or such lesser remaining number of shares subject to the Option).

SECTION 4.3 - MANNER OF EXERCISE

      The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

            (a) Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

            (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is exercised; or

                  (ii) With the consent of the Committee, (A) shares of the
            Company's

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            Common Stock owned by the Optionee duly endorsed for transfer to the
            Company, or (B) subject to any timing requirements imposed by the Company, shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of option exercise equal to the aggregate purchase price of the shares with respect to which such Option or portion is exercised; or

                  (iii) With the consent of the Committee, a full recourse
            promissory note bearing interest (at least at such rate as shall preclude the imputation of interest under the Code or successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                  (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and
            (iii); and

            (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of federal or state securities laws or regulations. The Committee, in its absolute discretion, may also take whatever additional actions it deems appropriate to effect such compliance including, without limitations, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

            (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; with the consent of the Committee, (i) shares of the Common Stock owned by the Optionee duly endorsed for transfer, or,
(ii) subject to any timing requirements imposed by the Company, shares of the Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

            (e) In the event the Option or portion shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

SECTION 4.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

      The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

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            (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

            (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

            (d) The payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

            (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

SECTION 4.6 - RIGHTS OF STOCKHOLDER

      The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect to any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

SECTION 5.1 - ADMINISTRATION

      The Committee shall have the power to interpret the Plan, this Agreement and all other documents relating to the Option and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan and this Agreement.

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SECTION 5.2 - OPTION NOT TRANSFERABLE

      Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law or by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 5.3 - SHARES TO BE RESERVED

      The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

SECTION 5.4 - NOTICES

      Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to Optionee shall be given to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to it or him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 5.5 - TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

SECTION 5.6 - CONFORMITY TO SECURITIES LAWS

      This Agreement is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the

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Option shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Option granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

SECTION 5.7 - AMENDMENT

      This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

SECTION 5.8 - GOVERNING LAW

      The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

                                   ARTICLE VI

                               ADDITIONAL OPTIONS

SECTION 6.1 - ADDITIONAL OPTIONS

            (a) If the Optionee exercises the Option or any portion thereof, pursuant to Section 4.3(b)(ii)(A), by tendering or relinquishing shares of Common Stock and/or when shares of Common Stock are tendered or relinquished pursuant to Section 4.3 (d)(i) in payment for the amount to be withheld under applicable federal, state and local income tax regulations (at withholding rates not to exceed the Optionee's applicable marginal tax rates) in connection with the exercise of the Option, the Optionee shall automatically be granted an Additional Option. The Additional Option shall be subject to the following provisions:

                  (i) The shares of Common Stock tendered or relinquished in satisfaction of the exercise price and, if applicable, in satisfaction of the Optionee's tax withholding obligations in connection with the exercise, shall be shares of Common Stock acquired by the Optionee other than through the exercise of an option or through the grant of restricted stock unless such shares have been held by the Optionee for more than six months following the exercise of the stock option or the lapse of restrictions on the restricted stock whatever the case may be;

                  (ii) The Additional Option will not have an Additional Option feature;

                  (iii) The Additional Option shall grant the right to purchase the number of shares of Common Stock which is equal to the sum of
            (A) the number of shares

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            of Common Stock tendered or relinquished as consideration upon the exercise of the Option and (B) the number of shares of Common Stock tendered or relinquished in payment of the applicable withholding taxes;

                  (iv) The Additional Option shall be granted on the date
            following the date on which the Optionee tenders or relinquishes shares of Common Stock pursuant to this Article VI; the exercise price of the Additional Option shall be 100% of the Fair Market Value on the date of grant.

                  (v) The Additional Option shall have the same expiration date as this Option; and

                  (vi) The Additional Option shall be immediately exercisable.

      IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                                  MANOR CARE, INC.

                                                  By: __________________________

                                                  Its: _________________________

_________________________________
Optionee

_________________________________

_________________________________
Address

_________________________________
Optionee's Social Security Number

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